Exhibit 10.87
FIRST AMENDMENT TO CREDIT AGREEMENT
     FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 21, 2007 (this “Amendment”), among Herbalife International, Inc., a Nevada corporation (“Borrower”), Herbalife Ltd., a Cayman Islands exempted company with limited liability (“Holdings”), and the other guarantors identified as such on the signature pages hereto (together with Borrower and Holdings, the “Loan Parties”), the Lenders (as defined in the Credit Agreement (as defined below)) signatory hereto, Merrill Lynch Capital Corporation (“MLCC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), in connection with that certain Credit Agreement, dated as of July 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the lenders from time to time party to the Credit Agreement (the “Lenders”), the Administrative Agent and the other agents identified therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, Borrower has asked the Lenders to amend certain provisions of the Credit Agreement; and
     WHEREAS, the Lenders signatory hereto are willing to consent to such amendments on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Loan Parties, the Lenders signatory hereto and the Administrative Agent hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
     Immediately upon the Effective Date (as defined in Article III below), the following amendments to the Credit Agreement shall become operative:
     Section 1.1 Section 2.18 of the Credit Agreement is hereby amended and restated in its entirely as follows:
     (a) Borrower may by written notice to the Administrative Agent elect to request on one or more occasions
     (i) the establishment of one or more additional term loan commitments (each, an “Additional Term Loan Commitment”; and the term loans made pursuant to such Additional Term Loan Commitments are referred to herein as “Additional Term Loans”) and/or
     (ii) an increase in the aggregate Revolving Commitments (each such increase, an “Additional Revolving Commitment”, and the Additional Term Loan Commitments and the Additional Revolving Commitments, the “Additional Commitments”)

so long as after giving effect to any such request the aggregate amount of Additional Term Loan Commitments and Additional Revolving Commitments does not exceed $200.0 million.
     Each such notice shall specify
     (A) the date (each, an “Increased Amount Date”) on which Borrower proposes that the Additional Term Loan Commitments and/or Additional Revolving Commitments, as the case may be, shall be effective, which shall be a date not less than 1 Business Day nor more than 90 days after the date on which such notice is delivered to the Administrative Agent or such earlier date as may reasonably be acceptable to the Administrative Agent and
     (B) the amount of the Additional Term Loan Commitments and/or Additional Revolving Commitments being requested (which shall be in an aggregate principal amount that is not less than $25.0 million or any integral multiple of $5.0 million in excess thereof, provided that such amount may be less than $25.0 million if such amount represents all of the remaining availability under the maximum aggregate principal amount of Additional Commitments set forth above).
The Administrative Agent shall promptly notify each Term Lender and each Revolving Lender of such notice and of the proposed terms and conditions of the Additional Commitments.
Borrower may arrange for one or more banks or other entities (which may be a Lender) to extend Additional Term Loan Commitments and/or Additional Revolving Commitments in an aggregate amount equal to the amount requested in such notice from the Borrower of Additional Term Loan Commitments and/or Additional Revolving Commitments, as applicable; provided, however, that each such bank or other entity, if not already a Lender hereunder, shall be subject to the prior approval of the Administrative Agent (and, in the case of Additional Revolving Commitments, the Issuing Bank), which consent shall not be unreasonably withheld or delayed; provided that any Lender, bank or other entity approached to provide all or a portion of the Additional Commitments may elect or decline, in its sole discretion, to provide an Additional Commitment. Subject to the foregoing, each Lender, bank or other entity that provides an Additional Commitment shall be an Additional Lender hereunder (each, an “Additional Lender”).
     (b) Any such Additional Term Loan Commitment and Additional Revolving Commitment shall become effective as of such Increased Amount Date, provided that
     (i) no Default or Event of Default shall exist on the Increased Amount Date before or immediately after giving effect to such Additional Term Loan Commitments or Additional Revolving Commitments, as the case may be;
     (ii) Borrower shall be in pro forma compliance with each of the covenants set forth in Section 6.07 as of the last day of the most recently ended fiscal quarter for which financial statements are delivered pursuant to Section 5.01 or, if more recent, are available to Borrower after giving effect to such Additional Term Loan Commitments or Additional Revolving Commitments, as the case may be; and

     (iii) the Additional Term Loan Commitments or Additional Revolving Commitments, as the case may be, shall be effected pursuant to one or more joinder agreements (in form and substance reasonably acceptable to the Administrative Agent) executed and delivered by Borrower, the Administrative Agent and the corresponding Additional Lenders, and each of which shall be recorded in the Register.
     (c) Any Additional Term Loans made on an Increased Amount Date shall, for all purposes, constitute “Term Loans” hereunder. The terms and provisions of the Additional Term Loans and Additional Term Loan Commitments shall be identical to the initial Term Loans and initial Term Loan Commitments made hereunder. On any Increased Amount Date on which any Additional Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Additional Lender with an Additional Term Loan Commitment shall make an Additional Term Loan to Borrower in an amount equal to its Additional Term Loan Commitment, and (ii) each Additional Lender with an Additional Term Loan Commitment shall become a Term Lender and a Lender hereunder with respect to the Additional Term Loan Commitment and the Additional Term Loans made pursuant thereto.
     Any Additional Revolving Commitments made on an Increased Amount Date, shall, for all purposes, constitute “Revolving Commitments” hereunder, and each Loan made pursuant to a Lender’s Additional Revolving Commitment (each, an “Additional Revolving Loan”, and together with the Additional Term Loans, the “Additional Loans”) shall, for all purposes, constitute a “Revolving Loan” hereunder. The terms and provisions of the Additional Revolving Loans and Additional Revolving Commitments shall be identical to the initial Revolving Loans and Revolving Commitments made hereunder. On any Increased Amount Date on which any Additional Revolving Commitments are effective, subject to the satisfaction of the foregoing terms and conditions (A) each Additional Lender with an Additional Revolving Commitment agrees to make Revolving Loans to Borrower in an amount equal to its Additional Revolving Commitment in addition to such Lender’s Revolving Commitment prior to the Increased Amount Date, if any, and (B) each Additional Lender with an Additional Revolving Commitment shall become a Revolving Lender and a Lender hereunder with respect to the Additional Revolving Commitment and the Revolving Loans made pursuant thereto.
     (d) The Additional Loans will constitute Obligations hereunder for all purposes of this Agreement and the Security Documents and will be secured by the Collateral securing the other Obligations. The parties hereto acknowledge and agree that the Administrative Agent may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.18, including, without limitation, conforming amendments (which may be in the form of an amendment and restatement) to provide for the Additional Loans to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Loans hereunder, as applicable; provided that such amendments may not alter the obligations of the Loan Parties under the Loan Documents except as provided in this Section.
     Section 1.2 Amended Definitions. Section 1.01 of the Credit Agreement is amended as follows:

     The definition of “Revolving Commitment” is amended by (a) deleting the word “and” where it appears immediately before “reduced or increased from time to time” in the first sentence and replacing it with a comma and (b) inserting at the end of the first sentence, immediately before the period, the following:
     and (c) increased from time to time pursuant to Section 2.18
ARTICLE II
CONDITIONS TO EFFECTIVENESS
     Immediately upon the satisfaction of all of the following conditions, the amendments contained in Article I of this Amendment shall become effective (the date on which the applicable conditions are satisfied being the “Effective Date”):
     (a) Amendment. The Administrative Agent shall have received a duly executed counterpart of this Amendment from each of the Loan Parties, the Administrative Agent and the Required Lenders.
     (b) Representations and Warranties. Each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such earlier date).
     (c) Default. No Default or Event of Default shall have occurred and be continuing.
     (d) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of Borrower, confirming compliance with the conditions precedent set forth in (b) and (c) of this Article III.
     (e) Fees and Expenses. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Loan Document and in addition to any fees and expenses required to be paid by Borrower thereunder, the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Administrative Agent) required to be reimbursed or paid by Borrower in connection with the preparation, execution and delivery of this Amendment.

ARTICLE III
MISCELLANEOUS
     Section 3.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     Section 3.2 No Representations by Lenders or Agents. The Loan Parties hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or any Agent, in entering into this Amendment.
     Section 3.3 Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (a) the execution, delivery and performance by it of this Amendment are within such entity’s powers and have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (b) it has received all necessary governmental, regulatory or other approvals for the execution and delivery of this Amendment and the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with any provision of (i) any law, (ii) any judgment, decree or order or (iii) its articles of incorporation, bylaws, articles or certificate of formation, operating agreement or partnership agreement, (c) the execution, delivery and performance by it of this Amendment do not and will not contravene or conflict with or constitute a default under, or cause any lien to arise under, any provision of any material agreement or instrument binding upon any Loan Party or upon any of the respective property of a Loan Party and (d) this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms. Each Loan Party further represents and warrants to the Agents and the Lenders that (a) each of the representations and warranties set forth in Article III of the Credit Agreement (as amended by this Amendment) or in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the Effective Date with the same effect as though made on and as of such Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case shall have been true and correct in all material respects (except that those that are qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of such earlier date), (b) no Default or Event of Default has occurred and is continuing before or after giving effect to this Amendment, and (c) since December 31, 2005, there has been no change that could reasonably be expected to result in a Material Adverse Effect.
     Section 3.4 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Credit Agreement.

     Section 3.5 Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
     Section 3.6 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
     Section 3.7 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 3.8 Costs and Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery, and administration of this Amendment and the other Loan Documents (whether or not the transactions hereby or thereby contemplated shall be consummated).
     Section 3.9 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     Section 3.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10.
     Section 3.11 Ratification of Guarantees. Each Loan Party hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, each of the Loan Documents to which such person is a party is, and shall continue to be, in full force and effect and each such Loan Document is hereby ratified and confirmed in all respects, in each case as amended by this Amendment, (b) the Security Documents to which such person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined in the U.S. Security Agreement) including without limitation the Additional Loans and (c) each Additional [Term/Revolving] Lender (as defined in this Amendment) is a Secured Party.
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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

HERBALIFE INTERNATIONAL, INC.,
a Nevada corporation, as Borrower

By:

Name:
Title:

WH CAPITAL CORPORATION,
a Nevada corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL OF AMERICA, INC.,
a Nevada corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL OF EUROPE, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL COMMUNICATIONS, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL DISTRIBUTION, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE TAIWAN, INC.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL (THAILAND), LTD.,
a California corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL DO BRASIL LTDA.,
a corporation dually organized in Brazil and Delaware, as a Guarantor

By:

Name:
Title:

HERBALIFE LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

WH INTERMEDIATE HOLDINGS LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

HBL LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

HV HOLDINGS LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

HERBALIFE DISTRIBUTION LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:

Name:
Title:

WH LUXEMBOURG HOLDINGS S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

HLF LUXEMBOURG HOLDINGS S.à R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE INTERNATIONAL LUXEMBOURG S.À.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

HERBALIFE LUXEMBOURG DISTRIBUTION S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:

Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender and Administrative Agent

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:

Name:
Title:

MORGAN STANLEY & CO. INCORPORATED,
as a Lender

By:

Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Lender and Issuing Bank

By:

Name:
Title:

By:

Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:

Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender

By:

Name:
Title:

FORTIS CAPITAL CORP.,
as a Lender

By:

Name:
Title:

CITICORP USA, INC.,
as a Lender

By:

Name:
Title:

[LENDER],
as a Lender

By:

Name:
Title: